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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Tier Technologies, Inc. of our report dated October 15, 1998 relating to the financial statements of Infact Unit Trust, which appears in the Current Report on Form 8-K/A of Tier Technologies, Inc. dated October 20, 1998.



/s/ PricewaterhouseCoopers
PRICEWATERHOUSECOOPERS

Sydney, Australia
October 20, 1998